SUPPLEMENT DATED JULY 20, 2018

 FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2018, AS SUPPLEMENTED

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2018, AS SUPPLEMENTED

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2018

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2018

FIRST INVESTORS PREMIUM INCOME FUND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 2, 2018

1.
In the Statement of Additional Information (“SAI”) for the First Investors Equity Funds (“Equity Funds”): (a) all references to Wellington Management Company LLP (“Wellington”) as the subadviser of the First Investors Global Fund and information regarding Wellington’s portfolio managers for the First Investors Global Fund (except as may be relevant to the First Investors Hedged U.S. Equity Opportunities Fund) are hereby deleted ; and (b) the information regarding the sub-advisory fees for the First Investors Global Fund is revised to strike the fee schedule payable by Foresters Investment Management Company, Inc. (“FIMCO”) to Wellington with respect to the First Investors Global Fund and to add the following footnote to the “Subadvisory Fees Paid” tables regarding the First Investors Global Fund:

*The compensation paid by FIMCO to Wellington with respect to the First Investors Global Fund during the prior three fiscal years was for the time period during which Wellington subadvised the Fund.

2.
In Part I of the Equity Funds SAI, in the “Portfolio Managers” section, the following is added in the first table under “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2017”:

Pedro Marcal*: Global	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
*Information is provided as of July 1, 2018.

3.
In Part I of the Equity Funds SAI , in the “Portfolio Managers” section,  under the heading “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended September 30, 2017”, the following is added to the table describing the peer groups used for determining the bonus paid to each FIMCO portfolio manager:

Global*	World Large Stock
*Prior to July 1, 2018, no FIMCO portfolio manager managed the Fund. Thus, no Lipper peer group is provided.

4.
In Part I of the Equity Funds SAI, in the “Portfolio Managers” section, the following is added to the first table  under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2017”:

Pedro Marcal***	Global	None

***Information is provided as of July 1, 2018.

5.
In Part II of the First Investors Premium Income Fund (“Premium Income Fund”)  SAI, in the “Additional Information Concerning Purchases, Redemptions, Pricing And Shareholder Services”section, under “Additional Information on How To Open An Account”, the last three paragraphs under the heading “General Customer Identification Requirements” are deleted and replaced with the following:

As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card.  In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the beneficial owner or owners of the entity, a person with significant responsibility to control, manage, or direct the entity, and the person or persons who have authority over the account.

Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the beneficial owner or owners of the entity, a person with significant responsibility to control, manage, or direct the entity, and the authorized person(s) for the entity using documentary evidence and/or information obtained from a consumer reporting agency, public data base or other source.  If we are unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to our satisfaction, within sixty (60) days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the then current net asset value within ninety (90) days of its opening if we have not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account.  For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee.  We will attempt to verify each trustee before investing assets in the name of a Trust.  In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned.  In the instance of a 403(b), 457(b) or estate account, verification must be completed to our satisfaction before your account will be established or investment honored.  Our transfer agent, Foresters Investor Services, Inc. (“FIS”) is responsible for verifying each new customer’s identity on our behalf.  If FIS has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination.  In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.

The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the Funds who held accounts as of October 1, 2003, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates.  If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.  Notwithstanding, the foregoing procedures will apply to certain changes to the aforementioned persons associated with some existing accounts that include, but may not be limited to, those for legal entity customers.

6.
In Part II of the Premium Income Fund SAI, in the “ Additional Information Concerning Purchases, Redemptions, Pricing, And Shareholder Services” section, under “Additional Information on How To Open An Account”, the  paragraph regarding “Corporate Accounts” under the heading “A. Non-Retirement Accounts” is deleted and replaced with the following:

Corporate/Entity Accounts.  Corporate/Entity Accounts may be opened for corporations and other legal entities that are organized in the U.S.  The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers.  We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the beneficial owner(s) of the entity, a person with significant responsibility to control, manage, or direct the entity, and the authorized person(s) for the entity.  The accounts of publicly traded corporations are exempt from some of these requirements.  We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account.  A First Investors Funds Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.

7.
In Part II of the Premium Income Fund SAI, in the “ Additional Information Concerning Purchases, Redemptions, Pricing, And Shareholder Services” section, under “Web Access”, the tenth bullet point is deleted and replaced with the following:

●
From our web site home page, click on “Login” on the upper right side of the page, and then click on “Client Access”.  In the “Login Box” on the left side of the page, click on “Need to register?” or click registering online in the body of the text regarding setting up online access.  Enter the required personal information.

8.	In Part I of each of the SAIs listed above, the reference to Mary Carty as the Secretary of each Trust is deleted.

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Please retain this Supplement for future reference.
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